Contact: Jennifer LaVin 617-715-6687 jennifer.lavin@genocea.com Genocea Reports Fourth Quarter 2018 Results and Announces Hiring of New Chief Financial Officer Company advancing lead clinical-stage neoantigen cancer vaccine candidate and expanding pipeline into adoptive cell therapy Diantha Duvall to join as CFO, bringing broad life science financial leadership experience Conference call today at 9:00 am ET CAMBRIDGE, Mass., February 28, 2018 – Genocea Biosciences, Inc. (NASDAQ: GNCA), a biopharmaceutical company developing neoantigen cancer immunotherapies, today reported its operating and financial results for the fourth quarter and fiscal year ended December 31, 2018. The company also announced the appointment of a new Chief Financial Officer, Diantha Duvall, a seasoned life science industry professional. Ms. Duvall will join the company on March 5th. “We are very pleased to welcome Diantha to Genocea,” said Chip Clark, president & CEO of Genocea. “She joins us at a truly exciting time. With our recently completed equity financing and advancing pipeline, we look forward to an eventful 2019. We foresee important near-term milestones in two programs, each driven by our unique ATLAS™ neoantigen identification platform: first, our Phase 1/2a clinical program for our neoantigen cancer vaccine candidate, GEN-009, from which we expect to see the first immunogenicity data in mid-2019, and second, our GEN-011 program, a neoantigen adoptive T cell therapy, for which we plan to file an IND in the first half of 2020.” Ms. Duvall joins Genocea from Bioverativ, Inc., where she served as Vice President, Controller and Chief Accounting Officer since the company’s spin out from Biogen, where she had served as U.S. and then Global Commercial Controller. Prior to Biogen, Ms. Duvall held a variety of financial and accounting positions at Merck and Co. and PricewaterhouseCoopers.

Recent Operational Highlights • Strengthened senior management team, adding Thomas Davis, M.D., as Chief Medical Officer and Derek Meisner, J.D., as General Counsel in the Fall of 2018, Girish Aakalu, Ph.D. as Chief Business Officer in December 2018, and, as announced today, Diantha Duvall as CFO. • Completed a private placement financing in mid-February, the first closing of which resulted in aggregate gross proceeds of $15.0 million (before deducting fees to the placement agents and other expenses). • Announced a major clinical milestone in early January, dosing the first patients and completing enrollment in Part A of its Phase 1/2a clinical trial for GEN-009. The first immunogenicity data from this study are expected in mid-2019. • Presented additional ATLAS data at the Society for Immunotherapy of Cancer (SITC) meeting in November 2018. The posters further highlighted the advantages of Genocea’s ATLAS platform over in silico methods in identifying both neoantigens for vaccine inclusion and “inhibitory” neoantigens for exclusion, and presented, for the first time, data in a mouse model providing evidence that these neoantigen-specific inhibitory responses could be tumor-promoting. Fourth-Quarter 2018 Financial Results • Cash position: As of December 31, 2018, cash and cash equivalents were $26.4 million compared to $12.3 million, as of December 31, 2017; this does not include approximately $15.0 million in aggregate gross proceeds (before deducting fees to the placement agents and other expenses) from the company’s recently closed private placement. • Research and Development (R&D) expenses: R&D expenses were $6.3 million for the quarter ended December 31, 2018, compared to $7.9 million for the same period in 2017. • General and Administrative (G&A) expenses: G&A expenses were $2.6 million for the quarter ended December 31, 2018, compared to $2.5 million for the same period in 2017. • Net income/loss: Net income was $0.4 million for the quarter ended December 31, 2018, compared to a net loss of $1.7 million for quarter ended December 31, 2017. Full-Year 2018 Financial Results • Research and Development (R&D) expenses: R&D expenses were $25.2 million for the year ended December 31, 2018, compared to $39.2 million for the year ended December 31, 2017. • General and Administrative (G&A) expenses: G&A expenses were $14.3 million for the year ended December 31, 2018, compared to $13.4 million for the year ended December 31, 2017. • Net loss: Net loss was $27.8 million for the year ended December 31, 2018, compared to a net loss of $56.7 million for year ended December 31, 2017. Guidance Genocea expects that its existing cash and cash equivalents are sufficient to support its operations into the first quarter of 2020. Genocea continues to explore strategic alternatives for GEN-003, its Phase 3-ready investigational immunotherapy for the treatment of genital herpes. Genocea’s Board of Directors has adopted a resolution approving and recommending that stockholders support a proposal in the company’s upcoming proxy statement to effect a reverse stock split of the company’s issued and outstanding common stock, if necessary, to maintain the company’s NASDAQ Capital Market listing.

Conference Call Genocea will host a conference call and webcast today at 9:00 a.m. ET. The conference call may be accessed by dialing (844) 826-0619 (domestic) or (315) 625-6883 (international) and referring to conference ID number 6953999. A live webcast of the conference call will be available online from the investor relations section of the Company's website at http://ir.genocea.com. A webcast replay of the conference call will be available on the Genocea website beginning approximately two hours after the event and will be archived for 90 days. About Genocea Biosciences, Inc. Genocea's mission is to help conquer cancer by designing and delivering targeted cancer vaccines and immunotherapies. While traditional immunotherapy discovery methods have largely used predictive methods to propose T cell targets, or antigens, Genocea has developed ATLAS™, its proprietary technology platform, to identify clinically relevant antigens of T cells based on individual patient immune responses. Genocea’s lead neoantigen vaccine candidate, GEN-009, is currently being evaluated in a Phase 1/2a clinical trial. Genocea is also developing GEN-011, an investigational adoptive T cell therapy. For more information, please visit www.genocea.com. Forward-Looking Statements This press release includes forward-looking statements, including statements relating to the near-term milestones for GEN-009 and GEN-011, expected increased investments in the Genocea’s clinical pipeline, and the period for which existing cash will be able to fund operations, within the meaning of the Private Securities Litigation Reform Act. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Genocea cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time. Applicable risks and uncertainties include those identified under the heading "Risk Factors" included in Genocea's Annual Report on Form 10-K for the year ended December 31, 2017 and any subsequent SEC filings. These forward-looking statements speak only as of the date of this press release and Genocea assumes no duty to update forward-looking statements, except as may be required by law. (Tables to follow)

GENOCEA BIOSCIENCES, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (In thousands) December 31, December 31, 2018 2017 Cash, cash equivalents and investments $ 26,361 $ 12,273 Other assets 4,754 5,215 Total assets $ 31,115 $ 17,488 Debt, current and long-term $ 14,822 $ 14,311 Accounts payable 1,659 3,516 Accrued expenses and other liabilities 3,827 5,711 Total liabilities 23,780 23,538 Stockholders' equity (deficit) 7,335 (6,050) Total liabilities and stockholders’ equity $ 31,115 $ 17,488 GENOCEA BIOSCIENCES, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (UNAUDITED) (In thousands, except per share data) Three months ended Twelve months ended December 31, December 31, 2018 2017 2018 2017 Operating expenses: Research and development 6,259 7,880 25,209 39,204 General and administrative 2,627 2,478 14,309 13,433 Restructuring costs — 27 — 2,618 Total operating expenses 8,886 10,385 39,518 55,255 Loss from operations (8,886) (10,385) (39,518) (55,255) Other income (expense): Change in fair value of warrants 11,664 — 14,757 — Interest expense, net (313) (347) (1,021) (1441) Other expense (2115) — (2,029) (14) Total other income (expense) 9,236 (347) 11,707 (1,455) Net income (loss) $ 350 $ (10,732) $ (27,811) $ (56,710) Net loss per share - basic and diluted $ 0.00 $ (0.37) $ (0.34) $ (1.98) Weighted-average number of common shares used in computing net loss per share - basic and diluted 86,771 28,705 82,561 28,603